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                                                SEC File No. 033-08865/811-04847





                                 MAINSTAY FUNDS

                       MainStay Mid Cap Opportunity Fund

                Supplement dated October 2, 2006 ("Supplement")
             to the Prospectus dated April 28, 2006 ("Prospectus")

     This Supplement updates certain information contained in the above-dated Prospectus for MainStay Mid Cap Opportunity Fund's Class R3 shares (the "Fund"). You may obtain a copy of the Fund's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Fund's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

Kathy A. O'Connor and Jeffrey Sanders have resigned as portfolio managers of MainStay Mid Cap Opportunity Fund and have been replaced by Joan M. Sabella and Tony Elavia. The Prospectus is supplemented as follows:

1. In the section entitled "Portfolio Managers" on page 35 of the Prospectus, replace the reference to Kathy A. O'Connor and Jeffrey Sanders with Joan M. Sabella and Tony Elavia.

2. In the section entitled "Portfolio Manager Biographies" on page 35 of the Prospectus, delete the biographies of Kathy A. O'Connor and Jeffrey Sanders and update the biographies of Joan M. Sabella and Tony Elavia as follows:

    Joan M. Sabella Ms. Sabella has managed the Balanced Fund since its inception in 1989 and has managed the Mid Cap Opportunity and Small Cap Opportunity Funds since August 2006. She has been a Director of NYLIM since December 2000. Previously she worked at Towneley Capital Management, Inc. from 1978 to 2000. Ms. Sabella has been a member of the Financial Planning Association since 1995 and the Association for Investment Management Research (AIMR) since 2002. She holds a B.B.A. from Baruch College, is a Certified Financial Planner, and a Chartered Retirement Planning Counselor.

    Tony Elavia Mr. Elavia is a Senior Managing Director at NYLIM, and also is Chief Investment Officer of NYLIM Equity Investors Group. Mr. Elavia has managed the Balanced and Income Manager Funds since March 2005, and has managed the Mid Cap Opportunity and Small Cap Opportunity Funds since August 2006. With respect to the Income Manager Fund, Mr. Elavia is responsible for overall management of the Fund including the asset allocation decisions. Prior to joining NYLIM in 2004, Mr. Elavia spent five years as a Managing Director and Senior Portfolio Manager of the Large Cap Growth team of Putnam Investments in Boston, Massachusetts. Mr. Elavia holds a Ph.D. and M.A. in Economics from the University of Houston and a M.S. and B.C. from the University of Baroda in Vadodara, India.


            Please Retain This Supplement For Your Future Reference.